UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2007

SAVVIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29375	43-1809960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 SAVVIS Parkway, Town & Country, Missouri	63017
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (314) 628-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER	EVENTS.

On February 26, 2007, SAVVIS, Inc. (the “Company”) filed its Annual Report on Form 10-K for the year ended December 31, 2006 (the “10-K”), which set forth the Equity Compensation Plan Table in Part III, Item 12. In addition, on March 28, 2007, the Company filed its definitive proxy statement to stockholders on Schedule 14A (the “Proxy Statement”), which also set forth the Equity Compensation Plan Table. The 10-K and the Proxy Statement both incorrectly disclosed two numbers in the Equity Compensation Table. The Company is filing this Form 8-K to correct the errors by changing the number of securities remaining available for future issuance under the Company’s equity compensation plans as of December 31, 2006, from 1,439,000 to 1,853,077 shares and changing (in footnote 2 to the table) the number of shares of common stock available for issuance under the Company’s Amended and Restated 2003 Incentive Compensation Plan from 1,039,000 to 1,453,077 shares. With the exception of the foregoing, no other information in the 10-K or Proxy Statement is being corrected. The following table reflects the corrected information.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2006, with respect to shares of our common stock that may be issued, subject to certain vesting requirements, under our existing equity compensation plans, including our 1999 stock option plan, our Amended and Restated 2003 Incentive Compensation Plan, and our employee stock purchase plan.

	A		B	C
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights		Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by security holders	8,114,084	(1)	$21.59	1,853,077	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	8,114,084		$21.59	1,853,077	(2)

(1)	Consists of 5,820,027 shares of common stock underlying outstanding options granted under our 1999 Stock Option Plan and our Amended and Restated 2003 Incentive Compensation Plan and 1,030,980 shares underlying outstanding restricted stock units and 1,263,077 shares underlying outstanding restricted preferred units granted under our Amended and Restated 2003 Incentive Compensation Plan.
(2)	Includes 400,000 shares of common stock available for issuance under our employee stock purchase plan which was approved by our stockholders in 2002, but which we have not yet implemented, and 1,453,077 shares of common stock available for issuance under our Amended and Restated 2003 Incentive Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVVIS, INC.

Date: May 1, 2007	By:	/s/ Jeffrey H. Von Deylen
	Name:	Jeffrey H. Von Deylen
	Title:	Chief Financial Officer